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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



            As independent public accountants, we hereby consent to the incorporation of our report dated February 6, 1998 included in this Form 10-K, into the Company's previously filed Registration Statements No. 33-64712, 33-52993, 333-02775, 333-25759 and 333-43009.

                                                         /s/ ARTHUR ANDERSEN LLP

                                                         ARTHUR ANDERSEN LLP



Houston, Texas
February 13, 1998